                                                                    EXHIBIT 10.3


                                                                  EXECUTION COPY


               Amendment No. 3 dated as of June 30, 2000 (this "AMENDMENT") among Radio Unica Corp., a Delaware corporation (the "BORROWER"), Radio Unica Communications Corp., a Delaware corporation (the "PARENT") formerly known as Radio Unica Holdings Corp., the several banks and other financial institutions (the "LENDERS") from time to time parties to the Credit Agreement (as defined below), and Canadian Imperial Bank of Commerce, as issuer of certain letters of credit (the "ISSUER") and as agent for the Lenders thereunder (in such capacity, the "AGENT").

                               W I T N E S S E T H

               WHEREAS, the Borrower, the Parent, the Lenders, the Agent and the Issuer are parties to the Credit Agreement dated as of July 8, 1998 (such agreement, as amended by Amendment No. 1, dated as of October 15, 1999, and as further amended by Amendment No. 2, dated as of February 22, 2000, the "CREDIT AGREEMENT"; terms defined in the Credit Agreement are used herein as defined therein);

               WHEREAS, the Borrower has requested that certain amendments be made to the Credit Agreement;

               WHEREAS, the parties desire to amend the Credit Agreement;

               NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound do hereby agree as follows:

               SECTION 1. AMENDMENTS.

               SECTION 1.1. The definition of "Commitment" set forth in Section
1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                    "COMMITMENT" shall mean, as to any Lender, the obligation of such Lender to make Loans to the Borrower in an aggregate principal amount at any one time outstanding not to exceed the amount set forth under the heading "Commitments" opposite such Lender's name on Schedule I, as such amount may be reduced from time to time pursuant to this Agreement. At the date of this Agreement, the aggregate amount of the Commitment shall be equal to $20,000,000; PROVIDED that for any period in which the Operating Cash Flow (Loss) of the Borrower for the twelve months most recently ended exceeds ($12,500,000), the aggregate amount of the Commitment which the Borrower shall be permitted to borrow shall not exceed $5,000,000.

               SECTION 1.2. The definition of "Operating Cash Flow (Loss)", as set forth below, shall be added to Section 1.1 of the Credit Agreement:

                    "OPERATING CASH FLOW (LOSS)" shall mean, for any period of determination, a negative Operating Cash Flow. The dollar amount of any such Operating Cash Flow (Loss) shall be denoted in this Agreement with a parenthetical surrounding such dollar amount.

               SECTION 1.3. The definition of "Revenues", as set forth below, shall be added to Section 1.1 of the Credit Agreement:

                    "REVENUES" shall mean, for any period of determination,
               total revenues of the Borrower and its Restricted Subsidiaries from (a) the ownership and operation of radio stations (b) providing Spanish language programming to radio stations owned by third parties that are operated by the Borrower and its Restricted Subsidiaries through time brokerage agreements and (c) providing Spanish language programming to radio stations owned and operated by third parties under affiliation agreements, in each case, net of commissions actually paid or accrued with respect thereto; PROVIDED, that (i) with respect to any Permitted Acquisition, "Revenues" shall include only total revenues attributable to the Capital Stock or Assets so acquired commencing with the date such Acquisition is completed and (ii) with respect to any disposition, "Revenues" shall include only those total revenues attributable to the assets or Capital Stock so disposed up to the date such disposition is completed.

               SECTION 1.4. Section 6.1 of the Credit Agreement is hereby amended by amending and restating in its entirety subsection (b) to read as follows:

                    (b) LEVERAGE RATIO. Permit the Leverage Ratio to exceed the ratio set forth opposite such period below at the end of any fiscal quarter of the Borrower and at the time the Borrower makes any request for Loans hereunder:


                           Period                          Leverage Ratio
                           ------                          --------------
                           6/30/00-9/30/00                 none
                           10/1/00-6/30/01                 none
                           07/01/01-9/30/01                none
                           10/01/01-thereafter             3.00 to 1.00

               SECTION 1.5. Section 6.1 of the Credit Agreement is hereby further amended by adding the following subsection (c):

                    (c) MINIMUM REVENUES. On the last day of any fiscal quarter of the Borrower, commencing with the quarter ending on September 30, 2000, permit the Revenues of the Borrower for the most recently ended twelve-month period to be less than the amount set forth below for each period set forth below.



                           Period                    Minimum Revenues ($MM)
                           ------                    ----------------------
                           9/30/00-12/31/00          $23.0
                           1/1/01-6/30/01            $30.0
                           7/01/01-9/30/01           $37.0
                           10/01/01-thereafter       none

               SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE BORROWER. Each of the Parent and the Borrower represents and warrants that, as of the date hereof after giving effect to this Amendment, all the representations and warranties of the Parent, the Borrower and each Loan Party in or pursuant to any Loan Document shall be true and correct in all material respects on and as of such date as if made on and as of such date.

               SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective when (a) the Agent shall have received:

                    (i) counterparts hereof executed by duly authorized officers of the Borrower, the Parent and by duly authorized signatories of the Lenders;

                    (ii) a consent from each Guarantor not a party hereto in the form attached as EXHIBIT A; and

                    (iii) such other documents and certificates as the Agent may request; and

               (b) all fees and expenses due and owing to the Agent or any Lender (including, without limitation, any reasonable fees and expenses of counsel to the Agent) shall have been paid.

               SECTION 4. REFERENCE TO AND EFFECT IN THE LOAN DOCUMENTS. (a) Upon the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrower under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any

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

Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

               SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

               SECTION 6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

            [NO ADDITIONAL TEXT ON THIS PAGE; SIGNATURE PAGE FOLLOWS]

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                       RADIO UNICA COMMUNICATIONS CORP.
                                       f/k/a Radio Unica Holdings Corp.


                                       By:
                                           -----------------------------
                                           Name:
                                           Title:


                                       RADIO UNICA CORP.


                                       By:
                                           -----------------------------
                                           Name:
                                           Title:


                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                       as Agent


                                       By:
                                           -----------------------------
                                           Name:
                                           Title:


                                       LENDERS:

                                       CIBC INC.


                                       By:
                                           -----------------------------
                                           Name:
                                           Title:

                                                                   EXHIBIT A

                            REAFFIRMATION AND CONSENT

                            Dated as of June 30, 2000

               Each of the undersigned, a Subsidiary of Radio Unica Corp. that has entered into one or more Loan Documents (as defined in the Credit Agreement referred to in the foregoing Amendment No. 3), hereby consents to said Amendment and hereby reaffirms and agrees that (i) such Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, such Amendment No. 3, each reference in such Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement as amended by said Amendment, and
(ii) the Loan Documents to which the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all Obligations.

                                    BLAYA, INC.
                                    RADIO UNICA NETWORK, INC.
                                    RADIO UNICA. SALES CORP.
                                    ORO SPANISH BROADCASTING, INC.
                                    RADIO UNICA OF SAN FRANCISCO, INC
                                    RADIO UNICA OF SAN FRANCISCO LICENSE CORP.
                                    RADIO UNICA OF HOUSTON LICENSE CORP.
                                    RADIO UNICA OF MIAMI, INC.
                                    RADIO UNICA OF MIAMI LICENSE CORP.
                                    RADIO UNICA OF LOS ANGELES, INC.
                                    RADIO UNICA OF LOS ANGELES LICENSE CORP.
                                    RADIO UNICA OF NEW YORK, INC.
                                    RADIO UNICA OF NEW YORK LICENSE CORP.
                                    RADIO UNICA OF PHOENIX, INC.
                                    RADIO UNICA OF PHOENIX LICENSE CORP.
                                    RADIO UNICA OF DALLAS, INC.
                                    RADIO UNICA OF DALLAS LICENSE CORP.
                                    RADIO UNICA OF CHICAGO, INC.
                                    RADIO UNICA OF CHICAGO LICENSE CORP.
                                    RADIO UNICA OF DENVER, INC.
                                    RADIO UNICA OF DENVER LICENSE CORP.
                                    RADIO UNICA OF MCALLEN, INC.
                                    RADIO UNICA OF MCALLEN LICENSE CORP.
                                    RADIO UNICA OF FRESNO, INC.
                                    RADIO UNICA OF FRESNO LICENSE CORP.
                                    RADIO UNICA OF SAN ANTONIO, INC.
                                    RADIO UNICA OF SAN ANTONIO LICENSE CORP.


                                    By:
                                        -----------------------------
                                        Name:
                                        Title:



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